UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2008

LEGEND MEDIA, INC.
(Exact name of Registrant as specified in its charter)

Nevada	333-138479	87-0602435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9663 Santa Monica Blvd. #952
Beverly Hills, CA	90210
(Address of Principal Executive Offices)	(Zip Code)

(310) 933-6050
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 14, 2008, Legend Media, Inc. (the "Company") issued a press release entitled "Legend Media, Inc. Successfully Completes Listing on the Frankfurt Stock Exchange" announcing that the Company's application for trading of its common stock on the Frankfurt Stock Exchange has been approved. In addition to trading on the Over-The-Counter Bulletin Board in the United States, the Company's shares will now be traded under an International Securities Identification Number (ISIN) of US52469V1061 and the ticker symbol "LM2-F" on the Frankfurt Stock Exchange. ICF Kursmakler AG facilitated the listing and will also act as the Company's market maker on the Frankfurt Stock Exchange. A copy of the July 14, 2008 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this item 8.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit #	Description

99.1	Press release dated July 14, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGEND MEDIA, INC.
Date: July 17, 2008	By:	/s/ Jeffrey Dash
Jeffrey Dash
Chief Executive Officer